================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 31, 2004

                            The Gymboree Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    000-21250                   942615258
----------------------------      ----------------              -------------
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                 Number)               Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA                 94010-1912
------------------------------------------------                 ----------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (650) 579-0600

--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

================================================================================

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

    (c)  Exhibits

   99.1  Earnings Release of The Gymboree Corporation issued February 5, 2004.

Item 12. Results of Operations and Financial Condition*

      On February 5, 2004, The Gymboree Corporation issued a press release announcing its earnings for the fiscal quarter and 52-week period ended January 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           (Registrant)

                        Date: 02/05/04            By: /s/ Myles B. McCormick
                                                      ------------------------
                                                      Myles B. McCormick
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.              Subject Matter

99.1                     Press release dated February 5, 2004


                                       3